UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004


                     UNITED NETWORK MARKETING SERVICES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                     [0-32007]               13-4024018
            --------                      --------               ----------
(State or other jurisdiction of         (Commission             (IRS Employer
           incorporation)               File Number)         Identification No.)


    100 W. Whitehall Avenue, Northlake, IL                60164
    --------------------------------------                -----
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (708) 273-6900

                  Former address, if changed since last report:
                      750 Third Avenue, New York, NY 10017

                             Gregory Sichenzia, Esq.
                      Sichenzia Ross Friedman & Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                              Phone: (212) 930-9700
                            Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report responds to the following items on Form 8-K:

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;
ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;
ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

ENTRY IN A MATERIAL DEFINITIVE AGREEMENT, COMPLETION OF ACQUISITION OF ASSETS, CHANGE IN CONTROL

         On December 28, 2004, United Network Marketing Services, Inc. (we, us or the Company) and our newly formed, wholly owned subsidiary, Knockout Acquisition Corp., entered into an Agreement and Plan of Merger with The Knockout Group, Inc. which resulted in a change in control of the Company. As a result of the change in control, the former shareholders of Knockout now hold approximately 94% of the voting power of the Company.

         Knockout is engaged in the business of selling household cleaning products and intends to sell automobile cleaning products that are based on a proprietary technology. Knockout operates under a license agreement with George Foreman, the two-time World Heavyweight boxing champion. Knockout is a Delaware corporation that was formed in April 2003. Initial sales of Knockout's cleaning products commenced in August 2004.

         The merger was a merger of our newly created subsidiary into Knockout. Knockout was the surviving company in the merger and became our wholly owned subsidiary as a result of the merger. The former shareholders of Knockout received Series A Preferred Stock in exchange for their Knockout shares. Under the terms of the merger, each Common Share of Knockout was converted to one fortieth of a share of Series A Preferred Stock issued by us.

         Prior to the merger, Knockout completed an equity financing where it raised $2.5 million from outside investors in exchange for Knockout stock. The proceeds of the financing are to be used for working capital in our business.

         Following the merger, we plan to increase our authorized Common Shares, at which time all of our Preferred Stock will automatically convert to Common Stock. We also plan to change our name to Knockout Holdings, Inc.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

         CHANGES IN THE COMPANY'S BOARD OF DIRECTORS FOLLOWING THE MERGER - At the closing of the merger on December 28 2004, Alan Gelband submitted his resignation from our Board of Directors effective immediately, and John Bellamy was appointed a Director effective immediately. We plan to appoint the following additional persons as Directors shortly after the date of this filing: Cole Peterson, David Rights, Dr. Isaac Horton, Tony Weiss, Kevin Waltzer and Oscar Turner. At that time, Kenneth Levy will resign from the Board.

         EXECUTIVE OFFICERS OF THE COMPANY APPOINTED FOLLOWING THE MERGER - At closing of the merger, the Board appointed the following executive officers of the Company:

         John Bellamy        Chairman and Chief Executive Officer
         Ahmed Shaikh        President and Chief Operating Officer
         Oscar Turner        Chief Financial Officer, Secretary and Treasurer

VOTING SECURITIES

         At the close of business on December 28, 2004, there were 8,982,322 shares of our Common Stock and 794,757 shares of our Preferred Stock issued and outstanding. The Company's Common and Preferred Stock are the only classes of its securities outstanding having the right to vote for the election of directors of the Company. Each share of Common Stock entitles its record holder to one vote, and each share of Preferred Stock entitles its record holder to approximately 160 votes. Our Common and Preferred Stock vote as a single class, as if the Preferred Stock had been converted to Common Stock. Once we amend our charter to authorize a sufficient number of shares of Common Stock, which we plan to do in the near future, each share of our Preferred Stock will automatically convert to approximately 160 shares of Common Stock.

BUSINESS

DESCRIPTION OF OUR BUSINESS

         We operate in two different industry sectors. Knockout develops and markets celebrity-branded cleaning products which are intended to be safe for human use and environmentally friendly. Knockout has a license agreement with George Foreman to market its cleaning products for household, automotive and industrial use globally. In addition, we own a 50% interest in AccessNewAge Corporation, which operates an Internet web site.

KNOCKOUT'S BUSINESS

         The Knockout business is early stage and has limited operating history. To date, Knockout has raised $6 million in equity capital to fund initial start-up costs, which include sales and marketing expenses, production costs, procurement of raw materials, supplier expenses, hiring of employees and support staff, infrastructure expenses related to office facilities and computer equipment, and general and administrative expenses. From its April 2003 inception, until August of 2004, Knockout was a development stage company. Initial sales commitments commenced in August 2004. We intend to commence more full-scale distribution of our products in 2005 and to further expand distribution in 2006.

         KNOCKOUT'S PRODUCTS - Our cleaning products are based on two different technologies, an Encapsulation(TM) technology and a botanical disinfectant technology. The Knock-Out(R) cleaning product line utilizes a patent pending Encapsulation(TM) technology intended for the easy removal of dirt, grease and grime. The cleaning product is intended to be environmentally friendly, contain no harmful ingredients and function as a multiple use product. The ingredients are bio-degradable and predominantly water-based (98%+). Knockout owns the formulas and patent applications have been assigned to the Company.

         George Foreman's Knock-Out(R) also has a disinfectant technology using pure plant extracts. With a pH of 7.0, the same as pure water, the formulation is intended to be less corrosive than competing disinfectants. It is approved by the United States Environmental Protection Agency for use on household food contact surfaces, when used as directed. It is suitable for use around children and pets.

         The George Foreman Knock-Out(R) household cleaning system consolidates up to 20 regular household cleaning products and replaces them with four multi-use products for spot and large surface cleaning. They include the following: Multi Purpose Cleaner, Streak Free Glass Cleaner, Deep Stain Remover and Super Disinfectant.

         In addition to the household products, the Company has also developed George Foreman's Knock-Out(R) line of specialty cleaning products for the automotive segment that includes an Interior Cleaner, an Exterior Cleaner and Polisher, Bug Grime, and Wheel Cleaner.

         We expect to launch three to four new cleaning products per year over the next several years. The Encapsulation(TM) formula also provides the Company with the ability to use the technology to create additional products other than cleaners.

         PRODUCT DEVELOPMENT - We believe our core competency is in branding and sales and marketing, and therefore, the Company has outsourced other areas of its business processes, including manufacturing and logistics. Once products are developed or identified, the Company seeks either a patent on the technology developed internally or negotiates an exclusive licensing agreement for technology that is developed externally. We develop and design all product packaging

         MANUFACTURING - We own the formula for our cleaning products. The manufacturing of the ingredients is contracted out to third parties. For our botanical disinfectant, we have an exclusive license to purchase the product from its owner. The license fee is paid as the purchase price for the product.

         We then outsource all of our manufacturing. The Company has contracted with manufacturers with United States Environmental Protection Agency (EPA) certification to produce and distribute the product line. Once the product is manufactured, it is shipped to warehouses. We plan to outsource all the warehousing from third parties, except for the Knockout warehouse in Northlake, IL which we plan to use for shipments to consumers and individual customers who


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

place their orders through infomercials, and to certain retail clients in the Midwest and Western markets.

         PRINCIPAL MARKETS - METHODS OF DISTRIBUTION - CUSTOMERS - Currently, the Company's principal distribution is through retail and wholesale outlets in the United States. The Company expects to sell its products through multiple distribution channels including television infomercials, QVC, additional wholesale and retail outlets, industrial and governmental markets, and directly to consumers through the Internet. We plan to sell our cleaning products initially primarily within the United States and Canada through multiple distribution channels. The distribution channels that we expect to use a popular television sales channel, sales to retail outlets through a dedicated sales force and a network of independent commissioned sales organizations, sales directly for industrial use and to wholesalers and sales to consumers through the Internet. As of the current time, we have run limited infomercials for our products, but have not yet contracted with the television channel. The retail outlets through which we intend to distribute our cleaning products include mass merchandisers, warehouse clubs, drug, hardware and grocery stores, and automotive retailers. Our initial retailers who have already started stocking our products include Target, Publix, Walgreens, Albertsons and the military exchanges. Consistent with standard industry practices, these retailers have no contract with us requiring them to continue stocking our products and may continue to stock our products, or cease to do so, at their discretion. We also intend to market and distribute our products outside the United States and Canada through licensing arrangements, joint-ventures, partnerships or other methods, but have no current contractual relationships for foreign distribution at this time.

         Our licensing agreement with George Foreman is an eight-year agreement, effective November 4, 2004. The agreement provides us with an exclusive license to use the name "George Foreman" and Mr. Foreman's approved likeness and signature throughout the World in connection with household and automotive cleaning products. As part of this contract, the Company has agreed to pay certain minimum royalties to Mr. Foreman under the license agreement. In addition, we are required to either have certain sales or raise a specified level of additional capital by March 31, 2005, or Mr. Foreman has the right to cancel the agreement.

         COMPETITION - The markets for consumer products are highly competitive. Our products compete with other nationally advertised brands within each category and with "private label" brands and "generic" non-branded products of grocery chains and wholesale cooperatives. Competition is encountered from similar and alternative products, many of which are produced and marketed by major national concerns having financial resources substantially greater than ours. Depending on the product, our products compete on price, quality or other benefits to consumers. A newly introduced consumer product usually encounters intense competition requiring substantial expenditures for advertising and sales promotion. If a product gains consumer acceptance, it normally requires continuing advertising and promotional support to maintain its relative market position.

         SOURCES AND AVAILABILITY OF RAW MATERIALS, PRINCIPAL SUPPLIERS - We believe the raw materials for our products are readily available. Nevertheless, protracted interruptions in the delivery of our products could adversely impact the Company.

         GOVERNMENT REGULATION - Our disinfectant products are subject to regulation by the United States Environmental Protection Agency.

         PATENTS, TRADEMARKS AND ROYALTY AGREEMENTS - Our cleaning products are the subject of pending patent applications. Our disinfectant products are protected by patents that we are licensed to use. Our patents, patent licenses and similar arrangements are material to our business and will be defended against apparent infringements. Our brand name consumer products are also protected by registered trademarks. Our brand names and trademarks are highly important to our business, and we will pursue a course of vigorous action against apparent infringements.

         NUMBER  OF  EMPLOYEES  -  As  of  December   31,   2004,   we  employed
approximately 24 employees. None are represented by unions. We believe our employee relations are good.

OUR 50% INTEREST IN ACCESSNEWAGE

         AccessNewAge owns and operates an Internet website that was launched in April 1996. The website offers a large selection of "New Age" information, products and services, most of which are holistic, esoteric, spiritual, metaphysical and/or philosophical in character. The products include aromatherapy products, crystals and minerals, tapes and CDs, books and gift items. The aromatherapy products are comprised of a line of over 400 items including healing salves, oils, creams and incense. The books cover numerous subjects, many dedicated to mind-body-spirit topics, such as alternative and holistic health, astrology, Eastern religions, philosophy, inspiration, self-help, mysticism, mythology, music and tarot.

         AccessNewAge.com also features an on-line magazine called "Looking Deeper," which features articles on topics of personal growth, health and healing meditation, yoga, spiritual teachings, environmental awareness, astrology, mysticism, and other New Age themes.

         AccessNewAge does not maintain any inventory of products offered on its website. Product orders are processed by AccessNewAge and then sent to the product manufacturer/supplier for order fulfillment. There are currently no on-line links and limited sources of advertising designed to promote the site and product sales. As a result, revenues of AccessNewAge have been limited (approximately $8,600 and $43,500 during 2003 and 2002, respectively) and insufficient to generate cash flow distributable to the Company.

         AccessNewAge had a net loss of approximately $3,000 during 2003 and net income of approximately $7,000 in fiscal 2002. Based on our current assessment of AccessNewAge, we do not anticipate the revenues or net income of AccessNewAge to materially increase or result in distributions to the Company for fiscal 2004 or 2005. We are currently assessing this business line.

PROPERTIES

         We currently lease our office and warehouse space at 100 W. Whitehall Avenue in Northlake, Illinois. We have the opportunity to expand the space, and expect that the space will meet our needs for the next 5 years. The lease is a three year lease effective as of August 1, 2004 where the monthly base rent ranges from $66,720 effective February 1, 2005 to $70,098 effective August 1, 2006. The lease does not have specific renewal provisions. The monthly rent was $37,125 from October 1, 2004 until January 1, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of December 28, 2004 certain information with respect to the common stock beneficially owned by: (i) each Director, expected nominee for Director and executive officer of the Company;
(ii) each person who owns beneficially more than 5% of the voting stock of the Company; and (iii) all Directors, expected nominees and executive officers as a group.

(i) each Director,  expected  nominee for Director and executive  officer of the
Company:

Title of Class            Name and Address of Beneficial   Amount and Nature of     Percent of Voting Stock
                          Owner                            Beneficial Ownership     Owned (1)
--------------            ------------------- -----------  ---------------------    -----------------------
Common Shares             Kenneth Levy (2)                 452, 148(5)              .3%
                          c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

Series A Preferred        John Bellamy (3)                 318, 124 (6)             37.4%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164}

Series A Preferred        Cole Peterson (4)(8)             8,234                    1%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

Series A Preferred        David Rights (4)                 29,038                   3.4%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

Series A Preferred        Dr. Isaac Horton (4)             103,305                  12.1%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

Title of Class            Name and Address of Beneficial   Amount and Nature of     Percent of Voting Stock
                          Owner                            Beneficial Ownership     Owned (1)
--------------            ------------------- -----------  ---------------------    -----------------------
Series A Preferred        Tony Weiss (4)(8)                9761                     1.1%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

Series A Preferred        Kevin Waltzer (4)                192,637(7)               22.7%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164}

Series A Preferred        Oscar Turner (4)                 12,197(8)                1.4%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164}

Series A Preferred        Ahmed Shaikh                     7,623(8)                 .9%
Shares                    c/o United Network Marketing
                          Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

-----------
(1) This column discloses the share of the person's overall voting power in the Company. Each Preferred Share has approximately 160 votes and each Common Share one vote. The Common and Preferred Shares vote as a single class. Each Preferred Share is expected to be converted to approximately 160 Common Shares in the near future.

(2)      Expected to be a Resigning Director.

(3)      New Director.

(4)      Expected to be a Director Nominee.

(5) All of these shares are owned by Mr. Levy except for 100 shares owned by Beverly Levy, his wife.

(6) These shares include 306,624 shares owned by Mr. Bellamy directly and 11,500 shares owned by Katie Green, his wife. In addition, 448,481 shares of Preferred Stock are expected in a voting trust of which Mr. Bellamy is trustee and will control the voting power. The Directors, expected Nominees for Director and Executive Officers who are participating in the voting trust include John Bellamy, Isaac Horton, Oscar Turner and Ahmed Shaikh. The voting trust agreement is planned to continue until December 28, 2009.

(7) This number includes both shares owned by Mr. Waltzer and those owned by Galt Enterprises of which Mr. Waltzer is an owner.

(8) This number excludes the following number of options to purchase shares of Common Stock at $.20 per share granted to the following individuals on consummation of the merger: Oscar Turner 2,498,260, Tony Weiss, 223,100 shares, Cole Peterson 790,446 shares and Ahmed Shaikh, 749,478 shares. These options are first exercisable ratably over a three year period at the rate of one third each year and remain exercisable for ten years from the date of grant.

(ii) each person who owns beneficially more than 5% of the voting stock:

                          Name and Address of          Amount and Nature of      Percent of Voting Stock
Title of Class            Beneficial Owner             Beneficial Ownership      Owned (1)
--------------            -------------------          ---------------------     -----------------------
Series A Preferred        John Bellamy(2)              318,124 (4)               37.4%
Shares                    c/o United Network
                          Marketing Services, Inc.
                          100 W. Whitehall Avenue,
                          Northlake, IL60164

Series A Preferred        Isaac Horton (3)             103,305                   12.1%
Shares                    c/o United Network
                          Marketing Services, Inc.
                          100 W. Whitehall
                          Northlake, IL60164
Series A Preferred                                     __
Shares

--------------
(1) This column discloses the share of the person's overall voting power in the Company. Each Preferred Share has approximately 160 votes and each Common Share one vote. The Common and Preferred Shares vote as a single class. Each Preferred Share is expected to be converted to approximately 160 Common Shares in the near future.

(2)      New Director.

(3)      Expected to be Director Nominee.

(4) These shares include 306,624 shares owned by Mr. Bellamy directly and 11,500 shares owned by Katie Green, his wife. In addition, 448,481 shares of Preferred Stock are expected in a voting trust of which Mr. Bellamy is trustee and will control the voting power. The Directors, expected Nominees for Director and Executive Officers who are participating in the voting trust include John Bellamy, Isaac Horton, Oscar Turner and Ahmed Shaikh. The voting trust agreement is planned to continue until December 28, 2009.

(iii) all Directors, nominees and executive officers as a group:

Title of Class              Name and Address of         Amount and Nature of      Percent of Voting Stock
                            Beneficial Owner            Beneficial Ownership      Owned (1)
--------------              -------------------         ---------------------     -----------------------
Common Shares               All Current Officers,       452,148                   80.3%
                            Directors  and Director
                            Nominees as a Group (9
Series A Preferred Shares   persons in all)             680,919

----------------
(1) This column discloses the share of the person's overall voting power in the Company. Each Preferred Share has approximately 160 votes and each Common Share one vote. The Common and Preferred Shares vote as a single class. Each Preferred Share is expected to be converted to approximately 160 Common Shares in the near future.

         All of the above disclaim any beneficial ownership in shares of the Company owned by other family members. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Preferred Stock shown as beneficially owned by them.

         John Bellamy may be considered affiliate of the Company, that is, a person controlling the Company, by virtue of his own share ownership and his expected control of the voting trust.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

         The following sets forth the names and ages of the current Directors, expected nominees for Director and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director or executive officer of the Company or of Knockout, whichever is the case. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past and the short time elapsed since the merger, but plans to establish some or all of such committees in the future. All such applicable functions have been performed by the Board of Directors as a whole. During the fiscal year ended December 31, 2003, the Board of Directors held four formal meetings. There are no family relationships among any of the Directors, expected nominees or executive officers.

         JOHN BELLAMY, AGE 56, Founder, Chairman and Chief Executive Officer. Mr. Bellamy has over 25 years of entrepreneurial experience in various business endeavors. Mr. Bellamy became an officer of Knockout in 2003. From 1975 to 2003 Mr. Bellamy was President of Artistic Communication Center, Ltd (ACC), a multi-media production company he founded. ACC developed and produced media content and television programming for companies such as NBC, Fox, Kraft, Wal-Mart, and General Electric. From 1973 to 1993, Mr. Bellamy was President and Founder of Source Records, Inc., an independent recording, production and publishing company and First World Management, Inc., a personal management company. Prior to that time, Mr. Bellamy was Executive Vice President of Dick Gregory Health Enterprises, Inc. a weight control and health maintenance organization. Mr. Bellamy is a Vietnam veteran and received a Purple Heart in 1969.

         AHMED SHAIKH, AGE 56, Chief Operating Officer. Mr. Shaikh became an officer of Knockout in 2004. From 2003 to 2004, Mr. Shaikh was Executive Vice President of Operations for Remote Light, Inc., a manufacturer of fiber optic lighting products. From 1999 to 2003, Mr. Shaikh was co-founder and principal of a consulting firm called Next Step Partners LLC, a management consulting firm specializing in retail and high tech start up companies. From 1998 to 1999, Mr. Shaikh served as President of Internet Global Inc, a Dallas-based ISP service provider. From 1997 to 1998, Mr. Shaikh was the Senior Vice President of Operations, Store Planning, and Real Estate for Computer City, America's, second largest computer superstore retailer, where he was responsible for store operations covering 6,000 employees. From 1989 to 1994, Mr. Shaikh was Regional Manager for Comp USA, responsible for the Midwest and Southern California regions. Prior to that time, he held various positions with Target.

         OSCAR TURNER, AGE 45, Chief Financial Officer. Mr. Turner became an officer of Knockout in 2004. From 1998 to 2004, Mr. Turner served as Vice President of Financial Planning at Paramount Pictures where he managed the Motion Picture and Enterprise Financial Planning Groups. From 1996 to 1998, Mr. Turner was Director of Financial Planning for Compuserve Interactive, where he was responsible for managing the planning and budgeting process for the company's flagship online services division. Before joining Compuserve, Mr. Turner spent six years at Quaker Oats in various strategic and financial planning positions. Mr. Turner holds a BA in Economics from UCLA and a MBA in

         Finance from Columbia Business School. He is currently a member of the Foundation Board at UCLA serving on the Finance and Investment committees and is a member of the AICPA in the state of Illinois.

         DR. ISAAC HORTON, AGE 47, EXPECTED DIRECTOR NOMINEE. Dr. Horton became a Director of Knockout in 2003. From January 1995 to the present, Dr. Horton, has served as Chairman and Chief Executive Officer of Remote Source Lighting International, Inc. (RSLI). Dr. Horton is also the founder, majority shareholder, Chairman and CEO of the parent company Remote Light, Inc., a manufacturer of fiber optic lighting products. Dr. Horton has more than 66 patents. Dr. Horton completed his undergraduate degree in Chemistry from the University of North Carolina at Chapel Hill in 1979 and holds a Doctorate degree in Chemistry from Indiana University. Dr. Horton presently serves on the board of directors at Shaw University, the National Business League and formally served on the board of directors for the Greater Raleigh Chamber of Commerce.

         KEVIN WALTZER, AGE 37, EXPECTED DIRECTOR NOMINEE. Mr. Waltzer became a Director of Knockout in 2003. Mr. Waltzer is a private investor and entrepreneur with over 15 years of diverse experience in all areas of business and finance including accounting, equities arbitrage trading, and venture capital investing. Mr. Waltzer has founded and capitalized numerous companies and spearheaded capital formation, merger activities, strategic planning, and press and media management for many of these companies. Mr. Waltzer is also a founding partner and seed investor in several Manhattan-based securities trading operations and software development companies. Mr. Waltzer was a self-taught equities arbitrage trader for ten years and created quantitative strategies in U.S. based equity and derivative instruments, including stocks, options, and futures. He built arbitrage trading models and systems and established pricing and risk management solutions for equities, fixed-income and currency derivatives products. He currently sits on the Board of Directors for numerous companies.

         TONY WEISS, AGE 37, EXPECTED DIRECTOR NOMINEE. Mr. Weiss became a director of Knockout in 2004. Mr. Weiss is the President and Chief Operating Officer of CompUSA, Inc., a Dallas, Texas based Fortune 500 computer reseller, retailer and e-tailer. Since 1988, Mr. Weiss has held a variety of senior management, marketing and sales positions prior to his appointment in 2003 as President and COO. From 1998 to 2001, he served as Executive Vice President - General Merchandise Manager responsible for 18,000 employees and 227 store locations. From 1996 - 1998, he served as Executive Vice President - Business Solutions and was responsible for directing all aspects of business unit performance including sales, operations, financial management, and procurement. Mr. Weiss attended Texas Tech University, Lubbock, Texas and is a member of the Board of Directors for ISI - Florida; Software and E-commerce Development Organization.

         DAVID RIGHTS, AGE 59, EXPECTED DIRECTOR NOMINEE. Mr. Rights became a Director of Knockout in 2004. Mr. Rights is the founder, President and CIO of RTE Asset Management, a Philadelphia based investment management firm. Mr. Rights has over 30 years of experience as an entrepreneur, having founded, and sold, the Rightime Family of Mutual Funds and RDL, Inc., an aerospace electronics manufacturing firm. In 1998, Mr. Rights founded RTE Securities, Inc., a registered broker-dealer. In 1985, Mr. Rights founded the Rightime Fund, Inc., a registered investment company, which eventually expanded into a family of registered mutual funds, including the Rightime Fund, Blue Chip Fund, Mid-Cap Fund, Growth Fund and Government Securities Fund. In 1979, Mr. Rights founded Rightime Econometrics, Inc., an investment research firm and subsequently, RTE Asset Management, a registered investment advisor. Mr. Rights graduated from Lehigh University, Bethlehem, PA in 1967 with a Bachelor of Science degree in Electrical Engineering.

         COLE PETERSON, AGE 56, EXPECTED DIRECTOR NOMINEE. Mr. Peterson became a director of Knockout in 2004. Mr. Peterson is President/CEO of Hollis Enterprises, LLC formed in May 2004 following Mr. Peterson's retirement as the Executive Vice President of People for Wal-Mart Stores, Inc.
         During his ten year career at Wal-Mart, Mr. Peterson had the distinction of being Chief Human Resource Officer of the world's largest private workforce - Wal-Mart's 1.5 million "associates" world-wide. As Executive Vice President of Wal-Mart's People Division, Mr. Peterson was responsible for associate recruitment, retention and development globally. Prior to joining Wal-Mart in 1994, Mr. Peterson spent 16 years with Venture Stores of St. Louis, with his last role being the Senior Vice President of Human Resources. Mr. Peterson was recently elected as a board director of both The Service Master Company of Chicago and J.B. Hunt Transport Services, Inc. of Lowell, Arkansas. He is active in numerous educational, retail, and professional organizations. In 2003, he was appointed to the Board of Northwest Arkansas Community College by the governor of Arkansas. He sits on the Executive Committee of the NAACP and serves as Treasurer of the NAACP's Special Contribution Fund. Mr. Peterson received the highest recognition within the human resource industry when he was inducted as a Fellow of the National Academy of Human Resources. He is a past recipient of the Society for Human Resource Management's highest recognition: The Award for Professional Excellence. Mr. Peterson holds both a Bachelors and Master degrees from Loyola University in Chicago.

         KENNETH LEVY AGE 56, DIRECTOR. Mr Levy has served as our President from January 2000 to December 28, 2004. Since that date, and ending in January 2001, he has also served as Executive Vice President of TrueYou.com Inc., an Internet-based provider of professional and personal growth programs. From March 1996 to January 2000 he served as Senior Managing Director of Janssen/Meyers Associates, an investment banking and brokerage firm. Mr. Levy serves as Director of Orlando Predator Entertainment Corporation (OTC), a minority owner of the Arena Football League

         INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS  -  No  director,   person
nominated  to become a  director,  executive  officer or  control  person of our
Company:

         (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

         (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

         (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

         (4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         No director, officer or 5% or other shareholder of the Company is a party to any legal proceeding in which such person is adverse to the Company or has an interest adverse to the Company.

         SHAREHOLDER COMMUNICATIONS - The Board of Directors will not adopt a procedure for shareholders to send communications to the Board of Directors until it has reviewed the merits of several alternative procedures. The Board of Directors has not adopted a procedure for shareholders to recommend nominees for the Board of Directors.

EXECUTIVE COMPENSATION

WITH RESPECT TO KNOCKOUT:

         The following table sets forth the aggregate annual remuneration for Knockout's Chief Executive Officer, the Company's only executive officer during the calendar year 2003, when Knockout first came into existence:

Summary Compensation Table

-------------------- ------------------ ------------- --------------------------
Name and Principal
Position             Salary             Bonus         Other Annual Compensation
-------------------- ------------------ ------------- --------------------------
John Bellamy         $37,500            None          $7500 (1)
-------------------- ------------------ ------------- --------------------------

(1) This amount represents deferred compensation which has not yet been paid out.

WITH RESPECT TO THE COMPANY:

         The following table sets forth all compensation paid in respect of our Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year (collectively, the "Named Executive Officers") for our last three completed fiscal years. We had one Named Executive Officer for that period, namely, Mr. Kenneth Levy, who served as President and was our sole officer. There were no individuals who received compensation in excess of $100,000 in the most recently completed fiscal year.

Summary Compensation Table

                                                 Annual                       Long term
                                                 Compensation                 Compensation
---------------------------------------------------------------------------------------------------
                                                                              Securities Underlying
Name and Principal Position       Fiscal year    Salary ($)      Bonus        Options
---------------------------       -----------    ----------      ------       ---------------------
Kenneth Levy                      2003           12,000          0            0
                                  2002           12,000          0            0
                                  2001           20,000          0            250,000

         Mr. Levy commenced his employment with us on November 1, 2000 and worked on a part-time basis. On November 1, 2000, Mr. Levy was granted options to purchase 250,000 shares. The options had a five-year term and an exercise price of $.10 per share. Mr. Levy exercised all of the options prior to the merger. In January 2004, Mr. Levy was granted additional compensation of $20,000, which was accrued. Mr. Levy resigned as an employee and officer of the Company on December 28, 2004, the effective date of the merger.

OPTION PLANS AND GRANTS OF THE COMPANY

         An aggregate of 500,000 shares of Common Stock are reserved for issuance or available for grant under our 2000 Stock Option Plan. Options granted under the Option Plan may either be intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as non qualified options. The Option Plan is administered in all respects by the Board of Directors or a Stock Option Committee composed of at least two members of the Board of Directors who are designated by the Board. The Stock Option Committee may determine the persons to whom options are to be granted and the number of shares subject to each option. Under the terms of the Option Plan, all officers, directors, employees and consultants of the Company or subsidiaries of the Company are eligible for option grants. The option exercise price of options granted under the Option Plan is fixed by the Stock Option Committee but, in the case of incentive stock options must be no less than 100% of the fair market value of the shares of Common Stock subject to the option at the time of grant, except that in the case of an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be less than 110% of said fair market value. Options may be exercised by the payment in full in cash or, at the discretion of the Stock Option Committee, by the tendering of shares of Common Stock to acquire shares of Common Stock having a fair market value, as determined by the Stock Option Committee, equal to the option exercise price. Options granted under the Option Plan may not be exercised more than ten years after the date of grant, five years in the case of an incentive stock option granted to a 10% shareholder. No options are currently outstanding under the Option Plan. No options were granted during 2004, 2003 and 2002.

EMPLOYMENT AGREEMENTS

         We have entered into an employment agreement with John Bellamy, our Chief Executive Officer. Mr. Bellamy's employment agreement was effective as of October 1, 2003 and continues until October 1, 2009 (the Initial Term). After the Initial Term, the Company and Mr. Bellamy may extend the agreement for additional three-year terms. Under the agreement, Mr. Bellamy's base salary, currently $240,000, is to be increased by 6% each year. In addition, Mr. Bellamy is to receive a discretionary bonus of not less than 25% of his base salary per year, and is to be covered by a term life insurance policy of not less than five hundred thousand dollars and to be reimbursed for up to $5000 per year of health and wellness products and services not covered by the Company's benefit plans. Mr. Bellamy is also entitled to five weeks of vacation each year and to be reimbursed for up to $1000 per month for expenses associated with his automobile. In the event Mr. Bellamy is terminated without cause or he terminates his employment with the Company for good reason, he is entitled to his base salary at the time of termination for the remainder of the Initial Term or any renewal thereof then in effect or twelve months of salary, whichever is greater (the Severance Period), payable in a lump sum, provided he executes a full release in favor of the Company. In the event Mr. Bellamy is terminated for cause, he is entitled to his accrued but unpaid base salary and bonus, if any. The agreement also contains customary provisions for disability, death, confidentiality and non-competition.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's initial household and automotive infomercials were produced by Artistic Communications Company (ACC). ACC is media production company that is principally owned by John Bellamy, who serves as ACC's Chairman. ACC shares office space at the company's Northlake facility and pays rent to the Company for the space occupied.

         The Company's current contract with ACC was awarded at "cost, plus 10%". Through September 30th, the Company had spent a total of $894,000 for its first two infomercials. These amounts have been expensed as incurred in the Company's financial statements. The Company has an agreement with ACC to complete the production and editing of the infomercials at cost plus 10%.

         In exchange for the contribution of trademarks and the assignment of patents, the Company has agreed to pay Dr. Horton $400,000; $200,000 by the end of 2004 and the remaining $200,000 over the following twelve months. In addition, the Company has retained the services of Dr. Horton on an on-going basis through a retainer agreement of $2,500 per month. In this capacity, Dr. Horton will act as a consultant to the Company's executive team, advising the Company on a board range of topics including fundraising, quality control, product development, business strategy, licensing, patent development, and personnel matters. As part of this agreement, Dr. Horton has agreed to not develop or contribute any intellectual property including patents and trademarks for any other company, either now or in the future, that competes in the "cleaning" products segment. Dr, Horton's bills for his services at an hourly rate of $350.00 per hour.

         Prior to joining the Company as a full-time employee, the Company retained the services of Oscar Turner on a consulting basis to assist the
company  in  developing  its  business  plan,   refining  its  financial  model,
fundraising, development of policies and procedures, and general financial management. The Company currently owes Mr. Turner $30,000 for these services which were provided prior to joining the Company as Chief Financial Officer.

         Seven of the Company's employees and one consultant have family relationships with John Bellamy, the Company's Chief Executive Officer and a Director. These employees include Katie Green, the wife of John Bellamy, our Chairman and Chief Executive Officer. Ms. Green is our Vice President of Human Resources. Ms Green's annual compensation is $85,000.

         In September 2004, Knockout issued a $1,000,000 principal amount 10% promissory note to Galt Ventures, which lent the Company this amount. Kevin Waltzer, a director of the Company, owns and operates Galt Ventures. The note bears interest at 10% per annum from the date the principal amount of the note was advanced to Knockout until Knockout pays the note in full. All unpaid principal and interest on the note is due and payable not later than April 1, 2005.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE - Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of their ownership thereof and changes in that ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all such reports they file.

         Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that other filings were required for such persons, the Company believes that, during the year ended December 31, 2003, its executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements.

         COMPENSATION OF DIRECTORS - The Company's directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

LEGAL PROCEEDINGS

         We are not involved in any legal proceedings at the present time.

FORWARD-LOOKING STATEMENTS AND RISK FACTORS.

         Except for historical  information,  matters  discussed in this Current
Report are forward-looking statements based on management's estimates, assumptions and projections. In addition, from time to time, the Company may make forward-looking statements relating to such matters as anticipated financial performance, business prospects, new products, research and development activities, plans for international expansion, acquisitions and similar matters. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "continue," or the negatives thereof, or variations on such words, and similar expressions are intended to identify such forward looking statements. The Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. These forward-looking statements are mere predictions and are uncertain. These forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties that may affect operations, performance, product development and results of the Company's business in a material way, some of which may be beyond the control of the Company, include those discussed elsewhere in this Current Report, marketplace conditions and events, and the following:

         FAILURE TO ACHIEVE MARKET ACCEPTANCE OF OUR PRODUCTS WOULD RESULT IN LACK OF REVENUES. - Our business is primarily based on a new line of household and automobile cleaning products. There is no assurance that our products will gain wide consumer acceptance or any acceptance. Any acceptance of our products may take a long time. The introduction of a new brand generally requires twelve to eighteen months for a new product to receive market acceptance from consumers and retailers. If our products do not gain a sufficient level of consumer acceptance, our revenues could be adversely affected which could have a material impact on our business.

         INTENSE COMPETITION MAY MAKE IT DIFFICULT OR IMPOSSIBLE TO GENERATE SUFFICIENT DEMAND FOR OUR PRODUCTS TO MAKE A PROFIT. - We face intense competition from large multinational manufacturers of household and automotive cleaning products as well as smaller specialty manufacturers. Both the cleaning products and automotive cleaning markets are mature markets with modest overall growth anticipated. Large multinational companies with popular brand products control a substantial share of both markets. We compete within these markets based primarily on products sold, price, quality, service and distribution. From time to time, the intensity of competition results in price discounting in a particular industry or region. Such price discounting puts pressure on margins and can negatively impact operating profit. Our outlook depends on a forecast of our share of industry sales. An unexpected inability to gain market share or meet or business plan could result from pricing or product strategies pursued by competitors, unanticipated product or manufacturing difficulties, a failure to price the product competitively, or an unexpected buildup in our competitors' inventories, leading to severe downward pressure on the prices of our products could adversely affect our revenues. The environment also remains very competitive from a pricing standpoint. Unexpected price discounting would result in lower than anticipated revenues.

         INABILITY TO SATISFY DEMAND FOR OUR PRODUCT WOULD REDUCE OUR ABILITY TO GAIN A FOOTHOLD IN THE MARKET. - Even if our cleaning products do gain consumer and retail acceptance, there is no assurance that we will be able to successfully meet the market's demand should our manufacturers capacity become limited. If we cannot meet the demand for our products, our ability to gain a foothold in the market may be compromised, with consumers turning to other products that are available in sufficient numbers.

         NOT HAVING SUFFICIENT ACCESS TO CAPITAL WOULD PREVENT US FROM MARKETING OR EXPANDING OUR PRODUCT LINE. - Our plan calls for a rapid product rollout of our cleaning products into multiple channels, requiring significant capital. There is no assurance that we will be able to raise the necessary capital to execute this business plan, or in the form contemplated by the plan or that such capital will be available on acceptable terms.

         IF OUR SUPPLIERS ARE UNABLE TO DELIVER PRODUCT, OUR REVENUES AND ULTIMATELY PROFITS WOULD BE REDUCED. - We are highly reliant on third party vendors to manufacture and distribute our cleaning products. The availability of production capacity, fluctuations in the manufacturing yields at third parties' facilities, the cost of raw materials, and quality control of suppliers are all risks. There is no assurance that these vendors or our manufacturers will be able to meet production demands or quality control standards, the failure of which could significantly impact the Company's operations.

         HIGH DEPENDENCE ON A SINGLE CELEBRITY FOR MARKETING PURPOSES MAKES THE SUCCESS OF OUR BUSINESS SUBJECT TO THE RISKS OF DEATH OR DISABILITY OF THE CELEBRITY OR CONVICTION OF THE CELEBRITY IN A CIVIL OR CRIMINAL MATTER. - We are highly dependent upon Mr. Foreman to generate significant awareness for our cleaning brands. Extenuating circumstances and events, including death, illness or civil or criminal penalties filed against him could have a significant adverse impact on the business. We have strategic plans to deal with these issues, including ownership of the branded trademark and we intend to purchase, but do not yet have, key man life insurance. However, there can be no assurance that we will be able to purchase such insurance or otherwise execute our plan under such circumstances. Furthermore, we are subject to risks associated with having our brand identified with a celebrity personality. If consumer views toward Mr. Foreman should significantly change, the Company's brand value could be severely impacted.

         THE SUCCESS OF OUR ADVERTISING AND MARKETING EFFORTS AND THEIR ABILITY TO PRODUCE SALES FOR THE COMPANY ARE UNCERTAIN. - Our business is directly affected by the success or failure of our advertising and promotional efforts. Future advertising efforts by us may be costly and may not result in anticipated sales. Failure to realize sufficient revenues from our advertising and promotional expenditures, together with the possible adverse impact on our brand value and inability to gain market share, would have a negative impact upon our projected revenues and results of operations.

         THE DEPARTURE OF KEY PERSONNEL COULD ADVERSELY AFFECT OUR ABILITY TO RUN OUR BUSINESS. Our future success is dependent on the personal efforts, performance and abilities of key management, all of whom are integral parts of our daily operations. The loss of any of our senior management could significantly impact our business until adequate replacements can be identified and put in place.

         OUR EXCLUSIVE ENDORSEMENT AND LICENSING ARRANGEMENT WITH MR. FOREMAN IS SUBJECT TO TERMINATION IN CERTAIN INSTANCES, WHICH WOULD RESULT IN A COMPLETE LOSS OF REVENUES FROM SUCH PRODUCTS. We have entered into an exclusive endorsement and licensing arrangement with George Foreman, the boxing and marketing personality. Under the terms of this arrangement, we are obligated to make certain minimum payments to Mr. Foreman. Mr. Foreman reserves the right to terminate the license agreement if Mr. Bellamy ceases to be Chief Executive Officer of the Company before November 4, 2006 other than by reason of death or disability. If the license terminates, we would no longer have the right to use name and likeness of Mr. Foreman and would be unable to sell products under the Foreman label, which we expect to account for substantially all of products in the immediate future.

         OUR INABILITY TO OBTAIN PATENTS ON OUR TECHNOLOGY WOULD ADVERSELY AFFECT OUR ABILITY TO MARKET OUR PRODUCTS. Failure to obtain patents on our EncapsulationTM technology would adversely affect the Company's ability to market its cleaning products. This technology is the subject of pending patent applications. . In such event it is unlikely we could continue to operate, unless substitute products were available.

         FAILURE TO MAXIMIZE OR TO SUCCESSFULLY ASSERT OUR INTELLECTUAL PROPERTY RIGHTS COULD ADVERSELY AFFECT OUR COMPETITIVENESS. - We have patent applications pending and trade secrets, proprietary technology and licensing agreements in place. We believe that implementation of our business plan is highly dependent upon successfully maintaining our intellectual property. There is no assurance that we will be able to protect these assets if challenged, or that these assets will be effective in enabling us to achieve our objectives.

         OUR INABILITY TO MAINTAIN KEY TRADEMARKS OR LICENSES IN EFFECT WOULD ADVERSELY AFFECT OUR BUSINESS. - We own and use trademarks and operate under a trademark and other license agreements. We believe that these trademarks and licenses have significant value and are instrumental in our ability to create and sustain demand for our products. There is no assurance that these trademarks and licensing agreements will remain in effect and enforceable or that any license agreements, upon expiration, can be renewed on acceptable terms or at all. In addition, any future disputes concerning these trademarks and licenses may cause us to incur significant litigation costs or force us to suspend use of the disputed trademarks.


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

         ACTS OF TERRORISM COULD ADVERSELY AFFECT THE PRODUCTION OR SALE OF OUR PRODUCTS. - The continued threat of terrorism or heightened security measures in response to an act of terrorism may disrupt commerce and undermine consumer confidence, which could negatively impact demand for our products. Furthermore, such events could interfere with our ability to obtain merchandise from vendors, or substitute suppliers, at similar costs, to meet demand in a timely manner.

         REGISTRATION OF ADDITIONAL COMMON SHARES UPON CONVERSION OF OUR PREFERRED STOCK MAY DEPRESS OUR STOCK PRICE. - The registration and sale on the open market of our Common Shares issuable upon conversion of the Series A Preferred Stock which was sold to investors as part of Knockout's $2.5 million financing and the registration and possible sale of 250,000 additional shares held by a former officer of the Company may depress our stock price. Eleven million additional shares of Common Stock are issuable on such conversion and sale.

RECENT SALES OF UNREGISTERED SECURITIES, AMENDMENTS TO ARTICLES OF INCORPORATION

         In connection with the merger, we issued 794,757 shares of Series A Preferred Stock to the former Knockout shareholders without registration on December 28, 2004. We also authorized 865,000 shares of Series A Preferred Stock and 135,000 shares of Series B Preferred Stock. The merger, the type and amount of consideration we received and the conversion terms of the Preferred Stock are discussed on page two of this Current Report under the heading "ENTRY IN A MATERIAL DEFINITIVE AGREEMENT, COMPLETION OF ACQUISITION OF ASSETS, CHANGE OF CONTROL" and on page 3 of this Current Report under the heading "VOTING SECURITIES."

         We believe that the offering and issuance of Series A Preferred Shares as part of the merger qualifies for an exemption under Section 4(2) of the Securities Act of 1933, as amended, for "transactions by an issuer not involving any public offering." The offering and issuance was directed solely to a very limited number of persons, namely the existing shareholders of Knockout.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

         To be filed by amendment.

(b) Pro forma financial information.

         To be filed by amendment.

(c) Exhibits


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

EXHIBIT
NUMBER                                     DESCRIPTION
--------------------------------------------------------------------------------

4.1 Certificate of Designation, Powers, Preferences and Rights of Series A Preferred Stock.

4.2 Certificate of Designation, Powers, Preferences and Rights of Series B Preferred Stock.

10.1 Agreement and Plan of Merger, dated as of the 28th day of December, 2004, by and among the Company, Knockout Acquisition Corp. and The Knockout Group, Inc.

10.2 Employment Agreement made as of October 1, 2003 between John Bellamy and The Knockout Group, Inc.

10.3 Industrial Building Lease made as of August 1, 2004 between Centerpoint Properties Trust and The Knockout Group, Inc.

10.4 License Agreement made as of November 4, 2004, between The Knockout Group, Inc. and George Foreman.

10.5 Agreement made as of September 2, 2004 between Artistic Communication Center, Ltd. and the Company

99.1              Press Release of the Company, dated December 28, 2004.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED NETWORK MARKETING SERVICES, INC.


Date: January 4, 2005                    /s/ JOHN BELLAMY
                                         ------------------------------
                                         John Bellamy
                                         Chief Executive Officer


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